UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously reported, on September 20, 2020, Garrett Motion Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Garrett Motion Inc., 20-12212.”

As previously announced, on January 11, 2021, the Company entered into a Plan Support Agreement (the “Plan Support Agreement”) with affiliated funds of Centerbridge Partners, L.P., affiliated funds of Oaktree Capital Management, L.P., Honeywell International Inc. and certain other investors and parties regarding restructuring transactions (the “Restructuring Transactions”) pursuant to a Chapter 11 plan of reorganization on the terms and conditions set forth in the Plan Support Agreement. A related Chapter 11 plan of reorganization (the “Proposed Plan”) and a related disclosure statement were filed with the Bankruptcy Court on January 22, 2021.

On January 24, 2021, representatives of the official committee of equity securities holders (the “Equity Committee”) submitted a restructuring term sheet for a proposed plan of reorganization sponsored by Atlantic Park (the “Atlantic Park Proposal”). The transactions contemplated under the Atlantic Park Proposal have been proposed as an alternative to the transactions contemplated under the Proposed Plan. In connection with the Atlantic Park Proposal, the Equity Committee filed a motion with the Bankruptcy Court seeking to modify the Debtors’ exclusive periods to file and solicit votes on a Chapter 11 plan. The Equity Committee’s motion is scheduled to be heard by the Bankruptcy Court on February 16, 2021. The Company has significant concerns with the feasibility of the Atlantic Park Proposal and has concluded that at this time the transactions contemplated under the Atlantic Park Proposal are not reasonably likely to lead to a higher and better alternative plan of reorganization as compared to the Proposed Plan.

In addition, at a status conference in the Chapter 11 Cases on January 29, 2021, counsel to the Equity Committee disclosed that, on January 28, 2021, Mr. Gregory S. Williams submitted to certain representatives of the Company’s management a letter regarding the terms set forth in the Atlantic Park Proposal and certain potential modifications thereto (the “Subsequent Letter”), including a suggestion that the Company apply up to $225 million of cash to partially repurchase shares from existing stockholders at $7.00 per share concurrently with the Company’s emergence from Chapter 11. The Company is furnishing the written materials referred to as supplemental information for investors on this Current Report but the Company has not received any formal documentation with respect to the potential terms described in the Subsequent Letter or identified a viable source of funds for the suggested partial stock repurchase in the Atlantic Park transaction and is therefore not able to make any determination with respect to the potential modifications to the Atlantic Park Proposal described in the Subsequent Letter at this time.

Copies of the Atlantic Park Proposal and the Subsequent Letter are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Although the Company intends to pursue the transactions contemplated under the Proposed Plan and the Plan Support Agreement, there can be no assurance that the Proposed Plan will be approved by the Bankruptcy Court or that the Company will be successful in consummating the Restructuring Transactions or any other similar transaction on the terms set forth in the Proposed Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the proposed plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements.

This Current Report on Form 8-K and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2019, as updated by the Company’s quarterly report on Form 10-Q for the period ended September 30, 2020, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Atlantic Park Proposal.

99.2	Subsequent Letter.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2021	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary